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                                 EXECUTION COPY


                      AMENDMENT NO. 1 TO TRANSFER AGREEMENT



         This is Amendment No. 1 dated as of March 24, 1998 to the Transfer Agreement (the "Agreement") dated as of March 11, 1998 by and among IAT Multimedia, Inc., a corporation organized under the laws of Delaware ("IAT"), IAT AG, a corporation organized under the laws of Switzerland and wholly-owned subsidiary of IAT ("AG"), Dr. Viktor Vogt, a German citizen ("Dr. Vogt") and IAT Communication AG ("Swiss Newco"). Terms used herein but not defined shall have the meanings set forth in the Agreement.

         1. The parties hereby agree that Annex I, LIABILITIES OF AG WHICH ARE ASSUMED LIABILITIES, of the Agreement is hereby amended to add the following:

         "In addition, Swiss Newco assumes the obligations of AG to make components and know-how available to German Newco pursuant to Section
         6.2 of the Participation Agreement dated as of March 5, 1998 by and among German Newco, AG, Dr. Vogt, and HIBEG."

         2. Swiss Newco hereby assumes all of its pre-incorporation liabilities.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Agreement to be executed and delivered as of the day and year first above written.


                                 IAT MULTIMEDIA, INC.


                                 By: /s/ Klaus Grissemann
                                     ------------------------------------
                                 Name: Klaus Grissemann
                                      -----------------------------------
                                 Title: CFO
                                      -----------------------------------


                                 IAT AG


                                 By: /s/Klaus Grissemann and /s/Monica Germann
                                     -----------------------------------------
                                 Name: Klaus Grissemann/Monica Germann
                                       ---------------------------------------
                                 Title:  CFO/Authorized Signatory
                                       ---------------------------------------


                                 IAT COMMUNICATION AG


                                 By: /s/Victor Vogt
                                     -----------------------------------------
                                 Name:  Dr. Viktor Vogt
                                        --------------------------------------
                                 Title: Member of the Board
                                        --------------------------------------

                                 DR. VIKTOR VOGT


                                 /s/ Viktor Vogt
                                 ---------------------------------------------